Exhibit 99.1

NEWS RELEASE For Immediate Release	For additional information contact: Stephen R. Theroux EVP/COO 603-863-0886

LAKE SUNAPEE BANK

ANNOUNCES BRANCH OPENING

Newport, New Hampshire, June 7, 2005– Lake Sunapee Bank, fsb, wholly-owned subsidiary of New Hampshire Thrift Bancshares, Inc., announced the opening of a full-service retail branch office in Enfield, NH today. This is Lake Sunapee Bank’s seventeenth office, which includes two other branch offices opened in Peterborough and Claremont, NH during 2005.

Through its wholly-owned subsidiary Lake Sunapee Bank, fsb, a federal stock savings bank, New Hampshire Thrift Bancshares, Inc. provides financial services to its primary market area of west-central New Hampshire.

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